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                                                                    EXHIBIT 10.1



                 THIRD AMENDMENT TO CONTINGENT WARRANT AGREEMENT
                 -----------------------------------------------


     THIS THIRD AMENDMENT TO CONTINGENT WARRANT AGREEMENT ("Third Amendment"), dated as of September 28, 2001 is among Advanced Lighting Technologies, Inc., an Ohio corporation (the "Company"), General Electric Company, a New York corporation ("Purchaser"), Wayne R. Hellman ("Hellman"), Hellman, Ltd., an Ohio limited liability company ("Hellman Ltd."), Wayne R. Hellman, as voting trustee under Voting Trust Agreement dated October 10, 1995, Alan J. Ruud ("Ruud"), and Alan J. Ruud, as voting trustee under Voting Trust Agreement dated January 2, 1998.

     WHEREAS, the parties entered into a Contingent Warrant Agreement dated September 30, 1999, as amended by an Amendment to Contingent Warrant Agreement dated as of August 31, 2000 and a Second Amendment to Contingent Warrant Agreement dated as of June 29, 2001 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement as provided in this Third Amendment;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties, intending to be legally bound, agree as follows:

     1. The Section 2.2a of the Agreement is hereby amended to read in its entirety as follows:

               a. The Company shall not permit the average of the Company's EBITDA Ratio for any two consecutive fiscal quarters, commencing with the average for the fiscal quarters ending September 30, 1999 and December 31, 1999, and continuing each fiscal quarter thereafter (each, a "Determination Period") to be less than the Required Ratio. The following periods, which would otherwise be "Determination Periods" for the purpose of this Agreement, will not be considered "Determination Periods": the two consecutive fiscal quarters ended June 30, 2000, the two consecutive fiscal quarters ended September 30, 2000, the two consecutive fiscal quarters ended June 30, 2001 and the two consecutive fiscal quarters ended September 30, 2001. Notwithstanding the fact that the two fiscal quarters ended June 30, 2000, the two fiscal quarters ended September 30, 2000, the two fiscal quarters ended June 30, 2001 and the two consecutive fiscal quarters ended September 30, 2001 do not constitute Determination Periods, (i) the quarter ended September 30, 2000 shall be included in the Company's EBITDA Ratio for the Determination Period ended December 31, 2000, (ii) the quarter ended September 30, 2001 shall be included in the Company's EBITDA Ratio for the Determination Period ended December 31, 2001, (iii) each of the quarters ended June 30, 2000, September 30, 2000, June 30, 2001 and September 30,2001 shall be a fiscal quarter for purposes of Section 2.2e of this Agreement, and (iv) the Company shall be required to furnish to Purchaser the report described in Section 2.2f of this Agreement for the two consecutive fiscal quarters ended June 30, 2000, the two consecutive fiscal quarters ended


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          September 30, 2000, the two consecutive fiscal quarters ended June 30,
          2001 and the two consecutive fiscal quarters ended September 30, 2001.

     2. All other provisions of the Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, parties hereto have each caused this Third Amendment to be executed in the name and on behalf of each of them one of their respective officers thereunto duly authorized, as of the date first above written.

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
                                       THE COMPANY:

                                       ADVANCED LIGHTING TECHNOLOGIES, INC.

                                       By: /S/ Steven C. Potts
                                          -----------------------------------------------
                                          Name:  Steven C. Potts
                                                 ----------------------------------------
                                          Title:  Chief Financial Officer
                                                 ----------------------------------------

                                       /S/ Wayne R. Hellman
                                       ---------------------
                                           Wayne R. Hellman

                                       /S/ Wayne R. Hellman
                                       ---------------------
                                         Wayne R. Hellman, as voting trustee under Voting
                                         Trust Agreement dated October 10, 1995, as amended


                                       HELLMAN LTD.

                                       By: /S/ Wayne R. Hellman
                                          ---------------------
                                       Its: Managing Member
                                            ---------------

                                       /S/ Alan J. Ruud
                                      -----------------
                                           Alan J. Ruud

                                       /S/ Alan J. Ruud
                                       ----------------
                                           Alan J. Ruud, as voting trustee
                                           under Voting Trust Agreement dated
                                           January 2, 1998, as amended


                                       PURCHASER:

                                       GENERAL ELECTRIC COMPANY

                                       By: /S/ Matthew J. Espe
                                          -----------------------------------
                                         Name:   Matthew J. Espe
                                              -------------------------------
                                         Title:  President & CEO, GE Lighting
                                               ------------------------------
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